February 7, 2025
Pioneer Balanced ESG Fund
Supplement to the Prospectus dated December 1, 2024
Fund summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Howard Weiss (equity securities), Senior Vice
President and Director of Multi-Asset Solutions,
US of Amundi US (portfolio manager of the fund
since June 2022); Fergal Jackson (equity
securities), Vice President of Amundi US
(portfolio manager of the fund since June
2022); Brad Komenda (fixed income
securities), Managing Director and Director of
Investment Grade Corporates of Amundi US
(portfolio manager of the fund since 2016); and
Tyler Patla (fixed income securities), Senior
Vice President of Amundi US (portfolio manager
of the fund since February 2025).

Management
The following replaces the section entitled “Portfolio management”:
Day-to-day management of the fund’s portfolio is the responsibility of co-managers, Howard Weiss (equity securities), Fergal Jackson (equity securities), Brad Komenda (fixed income securities) and Tyler Patla (fixed income securities). Mr. Weiss, Mr. Jackson, Mr. Komenda and Mr. Patla are supported by the domestic equity team and the fixed income team. Members of these teams manage other Amundi US funds that invest primarily in U.S. equity securities and fixed income securities, respectively. The portfolio managers and the teams also may draw upon the research and investment
0

management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US’s affiliates.
Mr. Weiss, Senior Vice President and Director of Multi-Asset Solutions, US of Amundi US, joined Amundi US in 2007 and served as an associate portfolio manager and large cap core equity analyst. From October 2010 until August 2011, Mr. Weiss was an analyst at Surveyor Capital Group, a wholly owned subsidiary of Citadel Investment Group, LLC. In September 2011, he rejoined Amundi US as associate portfolio manager. Mr. Weiss has served as a portfolio manager of the fund since June 2022.
Mr. Jackson, Vice President and Portfolio Manager of Amundi US, joined Amundi US in 2008 and focuses on the management of the Global Equity strategies. Mr. Jackson has served as a portfolio manager of the fund since June 2022.
Mr. Komenda, Managing Director and Director of Investment Grade Corporates of Amundi US, joined Amundi US in 2008 and has been a portfolio manager of the fund since 2016.
Mr. Patla, Senior Vice President and Director of Agency Mortgages of Amundi US, joined Amundi US in 2019 and leads the Agency Mortgage team that manages agency mortgages held across domestic and global multi-sector portfolios. Mr. Patla has been a portfolio manager of the fund since February 2025.
34127-00-0225
©2025 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC